Exhibit 99.3

EON Resources Inc. Conference Call – August 2025 NYSE American: EONR https://www.EON - R.com/

Presenters and Management Team • Michael J. Porter – Investor Relations • Dante V. Caravaggio – CEO • Mitchell B. Trotter – CFO • Jesse J. Allen – VP of Operations • David M. Smith – General Counsel 2

EON Resources – Positioned for 2026 • Upward trend in production • Lower costs and solid income from operations • Company anticipates breakeven by year end 2025 • Financing is progressing to retire seller and senior debt • Horizontal drilling program is on schedule to commence Q1 2026 • 4 well service rigs are on site: 3 at Grayburg - Jackson & 1 at South Justis • South Justis that was acquired in June has an increase in production • Well positioned for 2026 3

Income Statement Summary – Costs are Reducing 4 • Revenue impacts from production, prices and derivatives are described on another slide • G&A reductions and other impacts are described on another slide • Lease operating expenses dropped to $665K per month from the $718K average for 2024 • Interest dropped $65K for the 2 nd quarter due to Note conversions - $230K from Q4 2024 P&L Summary Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Revenues 3,283,099 5,060,795 7,364,346 3,710,680 4,564,597 4,583,148 Operations expenses 3,236,877 3,066,234 3,144,277 3,434,571 2,571,827 2,849,815 General and administrative 2,309,824 2,323,662 2,235,263 3,512,347 2,084,545 1,941,044 Operating income (2,263,601) (329,101) 1,984,806 (3,236,238) (91,775) (207,711) Other income (expense) (3,631,178) (656,469) (1,680,803) (2,738,105) (2,251,286) (1,491,511) Net income before taxes (5,894,779) (985,570) 304,003 (5,974,343) (2,343,060) (1,699,222) Tax benefits 1,201,279 347,775 855,925 1,065,428 770,385 398,744 Net income (4,693,500) (637,796) 1,159,928 (4,908,915) (1,572,675) (1,300,478)

Revenues – Hedging Program Mitigates Oil Price Drop 5 • Oil revenues were impacted by: • Production incurred temporary dip that is discussed in operations section • Actual average oil sold price per barrel was down for the quarter • Hedging at $70.00 recouped $290K of cash • Hedging derivative impact was a positive $600K as oil prices dropped at quarter end Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Net barrels of oil 64,339 61,259 62,949 62,140 62,702 57,127 Average oil price 77.27 79.76 83.80 67.05 70.06 61.63 Oil 4,971,150 4,885,959 5,275,254 4,166,335 4,392,605 3,520,740 Gas 178,608 128,084 89,978 86,816 139,532 67,840 Other 130,588 130,230 98,452 127,839 117,532 105,089 Hedges: Cash (60,065) (261,447) (107,970) 23,556 (54,435) 290,925 Cash based revenues 5,220,282 4,882,826 5,355,714 4,404,546 4,595,234 3,984,594 Hedges: Non-cash (1,937,183) 177,969 2,008,631 (693,866) (30,636) 598,554 Total revenues 3,283,099 5,060,795 7,364,346 3,710,680 4,564,597 4,583,148

G&A Costs – Impact from Reductions Started in Q1 6 • Salaries and fees decreased starting Q1 by $300K - plus per quarter • Equity based costs of $138K were incurred in accordanc e with consulting contracts • Professional fees for legal, audit and consulting services primarily reflect reporting requirements, financing efforts, and certain costs stemming from various trailing legal matters. • Insurance costs are down $75K starting in Q1 due to lower rates for 2025 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Salaries & fees and related costs 502,749 593,110 616,402 538,394 309,766 355,669 Salaries and fees - equity based 125,680 130,720 172,495 250,608 144,163 99,163 Salaries and director fees 628,429 723,830 788,897 789,001 453,930 454,833 Professional fees: legal and audit 412,118 646,381 722,136 987,219 581,355 587,789 Consulting and other services 184,397 173,927 189,135 187,997 236,305 281,530 Insurance costs 407,323 319,559 319,872 356,115 282,747 277,659 Equity based costs 573,568 360,000 154,500 1,025,355 271,050 138,522 Miscellaneous 130,000 - Other costs 103,988 99,964 60,724 166,660 129,158 200,765 2,309,824 2,323,662 2,235,263 3,512,347 2,084,544 1,941,098

Balance Sheet Summary – Improving 7 • Debt and equity components on following slides • Cap - ex spend for the quarter was $730K • Company has made, and is continuing to make, improvements to the balance sheet Q1-25 Q2-25 Cash 3.1 3.1 Receivables 1.7 1.4 PP&E, net 98.1 100.1 Other assets 1.0 1.4 Total assets 103.9 106.0 Payables and accruals 16.8 17.4 Debt including interest 46.4 46.7 Warrant liability 4.1 - Deferred taxes 1.9 1.5 Other Liabilities 2.1 2.1 Total liabilities 71.4 67.7 Equity 32.5 38.2 Total liabilities & equity 103.9 106.0

Debt Structure as of June 30, 2025 • Reserve Based Loan (“RBL”) : First International Bank & Trust (“FIBT”) provided at $28 million RBL at acquisition closing. • The debt has a five - year amortization schedule with maturity in three years, and an interest rate of 15 percent. • The balance was $21.4 million. • Seller Note : There is a $15 million note issued to the Seller at closing • Convertible Notes : Balance is $5.6 mil – Down from original $9.8 mil 8

Equity Structure as of June 30, 2025 • Common stock : There were 34 million shares outstanding. • Preferred stock : There are no preferred stock shares issued on the 1.0 million shares authorized, and there are no designated classes of preferred stock. • There are $15 million of preferred units at a subsidiary level that are included in the minority interest component of shareholder equity. The preferred units automatically convert to common stock at the end of two years based on a formula. There is no cash obligation to the Company • Warrants : There were 10.3 million warrants outstanding that are convertible to 8.0 million Class A shares 9

Funding • Subject to execution of definitive documents, we expect to fund the $41 to $53 million using volumetric funding ("VM") via the sale of one or more ORRI packages. • The funding is to discharge our $20.5 million settlement with Seller and to retire the Company's senior debt for $18.5 million. • Completion of our $20.5 million cash settlement with Seller returns to EON the 10% ORRI; retires the Seller note; and returns the Seller preferred shares. • Retirement of its senior debt eliminates a $700K per month note payment and replaces with an estimated incremental ORRI payment of $100,000 to $300,000 per month. • Volumetric funding is described in our March 20 th press release 10

Operations – Grayburg - Jackson Field (“GJF”) • Safety – No reportable incidents • Temporary dip in production • Dropped to 810 BOPD and current is 920 BOPD • On - going water injection mechanical problems nearing completion • Downtime to perform acid treatments: 13 wells resulted sustained 52 BOPD • Contracted 2 nd well service rig June to return to production idle / inactive wells • To date 27, wells returned to production with estimated 60 BOPD increase • Continue to return to production idle / inactive wells (additional 40 wells planned) • 3 rd well service rig contracted in July to return injection wells to operational • 2026 Q1 San Andres horizontal drilling well program 11

Operations – South Justis Field (“SJF”) • Safety – No reportable incidents • Acquired in June 2025 with initial field rate of 88 BOPD • Contracted well service rig to return to production 3 down wells • In addition, used the rig to return to production 3 idle / inactive wells • Current production at 117 BOPD • Will continue to return to production additional idle / inactive wells • Employing lessons learned on GJF • Like our GJF, there is significant horizontal drilling potential 12

Questions & Thank You for Attending NYSE American: EONR https://www.EON - R.com/

Disclaimer • This presentation of EON Resources Inc . (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended . • This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144 A under the Act . Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . EON is not making an offer of the Securities in any state where the offer is not permitted . • The information in this presentation may not be complete and may be changed at any time . Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company . Copies of any such filing may be obtained for free by visiting the SEC website at www . sec . gov . Filings by EON with the SEC may also be viewed through links on the EON website at EON - R . com . • This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . • The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC . Certain financial measures in this presentation are not calculated pursuant to U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison . • Certain statements contained in this presentation relate to the historical experience of our management team . An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them . The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company . • This Presentation may contain estimated or projected financial information, including, without limitation, EON ’s projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024 , 2025 , and 2026 . Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . T he independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly , did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . 14

Disclaimer • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . • In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 . 15